SCHEDULE C

TO THE DISTRIBUTION AGREEMENT

Shares Subject to Front-End Sales Load

(Amended as of May 13, 2021)

Equity Funds

Current Name	Prior Name
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund
JPMorgan U.S. GARP Equity Fund	JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Value Fund[1]	JPMorgan Intrepid Value Fund
JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan International Research Enhanced Equity Fund	One Group International Equity Index Fund and JPMorgan International Equity Index Fund (name effective until 6/30/14)
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund
JPMorgan Market Expansion Enhanced Index Fund	One Group Market Expansion Index Fund and JPMorgan Market Expansion Index Fund (name effective until 4/30/13)

Current Name	Prior Name
JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan Value Advantage Fund	N/A
JPMorgan U.S. Large Cap Core Plus Fund	N/A
JPMorgan U.S. Small Company Fund	N/A
JPMorgan Access Balanced Fund	N/A
JPMorgan Access Growth Fund	N/A
JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund (name effective until 12/10/10)
JPMorgan Equity Focus Fund	N/A
JPMorgan Hedged Equity Fund	N/A
JPMorgan Opportunistic Equity Long/Short Fund	N/A

[1]	To be renamed JPMorgan U.S. Applied Data Science Value Fund on or about July 1, 2021

JPMorgan Equity Premium Income Fund	N/A
JPMorgan U.S. Value Fund	N/A
JPMorgan Hedged Equity 2 Fund	N/A
JPMorgan Hedged Equity 3 Fund	N/A
JPMorgan International Equity Plus Fund	N/A
JPMorgan International Hedged Equity Fund	N/A
JPMorgan International Focus Fund	N/A
JPMorgan Europe Dynamic Fund	N/A
JPMorgan SMID Cap Equity Fund	N/A
JPMorgan U.S. Sustainable Leaders Fund	N/A
JPMorgan Small Cap Blend Fund	N/A
JPMorgan Small Cap Core Fund[2]	N/A
JPMorgan U.S. Research Enhanced Equity Fund	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Core Bond Fund	One Group Bond Fund
JPMorgan Government Bond Fund	One Group Government Bond Fund
JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund

Current Name	Prior Name
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund
JPMorgan Limited Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund (name effective until 8/31/09)
JPMorgan Tax Aware Real Return Fund	N/A
JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund
JPMorgan Strategic Income Opportunities Fund	N/A
JPMorgan Total Return Fund	N/A
JPMorgan Inflation Managed Bond Fund	N/A
JPMorgan Unconstrained Debt Fund	JPMorgan Multi-Sector Income Fund (name effective until 10/22/14)

[2]	To be renamed JPMorgan Small Cap Sustainable Leaders Fund on or about July 1, 2021

JPMorgan Floating Rate Income Fund	N/A
JPMorgan Emerging Markets Strategic Debt Fund	JPMorgan Emerging Markets Local Currency Debt Fund (name effective until 9/30/16)
JPMorgan Global Bond Opportunities Fund	N/A
JPMorgan Corporate Bond Fund	N/A
JPMorgan Income Fund	N/A
JPMorgan Ultra-Short Municipal Fund	N/A
JPMorgan Sustainable Municipal Income Fund	N/A
JPMorgan High Yield Municipal Fund	N/A
JPMorgan Short Duration Core Plus Fund	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund	N/A
JPMorgan SmartRetirement 2020 Fund	N/A
JPMorgan SmartRetirement 2025 Fund	N/A
JPMorgan SmartRetirement 2030 Fund	N/A
JPMorgan SmartRetirement 2035 Fund	N/A
JPMorgan SmartRetirement 2040 Fund	N/A
JPMorgan SmartRetirement 2045 Fund	N/A
JPMorgan SmartRetirement 2050 Fund	N/A
JPMorgan SmartRetirement 2055 Fund	N/A
JPMorgan SmartRetirement 2060 Fund	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)
JPMorgan Macro Opportunities Fund	N/A
JPMorgan SmartSpending 2015 Fund	N/A
JPMorgan SmartSpending 2020 Fund	N/A

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J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust IV

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	By:

Name:	Name:

Title:	Title: